Exhibit 99.1

SmartRent Completes Business Combination with Fifth Wall Acquisition Corp. I

Combined Company to Begin Trading on the NYSE Under “SMRT” Ticker Symbol Tomorrow

SmartRent to Ring the Opening Bell at the NYSE

SCOTTSDALE, AZ, Aug. 24, 2021 — SmartRent.com, Inc. (“SmartRent” or “the Company”), a leading provider of smart home and smart building automation for property owners, managers, developers, homebuilders and residents, today announced that it has completed its previously announced business combination with Fifth Wall Acquisition Corp. I (“FWAA”), a publicly-traded special purpose acquisition company (“SPAC”) sponsored by an affiliate of Fifth Wall, the largest venture capital firm focused on the global real estate industry and proptech. The transaction was approved at a special meeting of FWAA stockholders on August 23, 2021. In connection with the completion of the business combination, the Company changed its name to SmartRent, Inc. Starting tomorrow, SmartRent will trade on the New York Stock Exchange (“NYSE”) under the ticker symbol “SMRT.”

“We are thrilled to have reached this important milestone in our company’s history and are excited to embark on this next phase of our journey to make smart home technology accessible for everyone,” said Lucas Haldeman, CEO of SmartRent. “We are experiencing strong demand for our value-enhancing, open-architecture and hardware-agnostic operating system, that provides cost savings and additional revenue opportunities to property owners while helping them achieve their sustainability goals. This transaction will allow us to accelerate our growth strategy, and we look forward to our continued partnership with Fifth Wall as we further extend our leadership in this rapidly growing market.”

“Before SmartRent, the real estate industry lacked an integrated software management platform that could deliver a smart home experience for real estate operators,” said Brendan Wallace, CEO of Fifth Wall Acquisition Corp. I. “SmartRent has since become the de facto smart platform for some of the nation’s largest real estate owners and we are proud to be their partner during this next phase of growth.”

In connection with the transaction, SmartRent has received approximately $450 million in cash, net of transaction fees and expenses, which includes $155 million from a previously announced private placement of common stock (“the PIPE”). The PIPE is anchored by a diverse group including, leading real estate companies, SmartRent customers, and institutional financial investors. Among them are Starwood Capital Group, Lennar, Invitation Homes, Koch Real Estate Investments, Baron Capital Group, D1 Capital Partners L.P., Long Pond Capital, LP, and Conversant Capital LLC. SmartRent will utilize the proceeds to invest for growth in the emerging multibillion-dollar smart building management market. At closing, approximately 99.9% of funds remained in FWAA’s trust account net of redemptions.

SmartRent and FWAA have aligned long-term interests as the founder shares of FWAA’s sponsor are locked up for periods of up to three years. Additionally, because no SPAC warrants were issued, SmartRent’s stockholders will benefit from less dilution and a more streamlined capital structure.

NYSE Opening Bell

To memorialize the completion of the business combination, SmartRent will ring the opening bell at the NYSE tomorrow, August 25, 2021 at 9:30 a.m. ET. A live stream of the event and replay can be accessed by visiting https://www.nyse.com/bell.

Recent Business Highlights

Since announcing the business combination in April 2021, SmartRent has made significant product and growth announcements, including:

-	An exclusive integration with map visualization technology leader Engrain to optimize SmartRent’s new parking management solution, Alloy Parking.

-	Expansion into student housing, an attractive end market with a demographic that is highly responsive to technology and smart home innovations.

-	The launch of Smart Intercom and Alloy Access Solo, which further expand SmartRent’s access control offerings and ability to transform apartments into connected communities.

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Substantial customer growth with expansion to 182 customers, which collectively own an aggregate of 3.5 million rental units and include 15 of the top 20 multifamily residential owners in the United States, as of June 30, 2021.

Leadership

SmartRent’s existing senior management team will continue to lead the now combined company, including Lucas Haldeman, Chief Executive Officer, Demetrios Barnes, Chief Operating Officer, Mitch Karren, Chief Product Officer, Isaiah DeRose-Wilson, Chief Technology Officer, CJ Edmonds, Chief Revenue Officer and Jonathan Wolter, Chief Financial Officer.

SmartRent’s Board of Directors will be comprised of seven members, including Lucas Haldeman, Alana Beard, Robert Best, John Dorman, Bruce Strohm, Frederick Tuomi, and Ann Sperling.

Advisors

J.P. Morgan Securities LLC and Morgan Stanley & Co. LLC acted as co-financial advisors to SmartRent and DLA Piper LLP (US) acted as its legal counsel. Morgan Stanley & Co. LLC and J.P. Morgan Securities LLC acted as Lead Placement Agents on the PIPE for Fifth Wall Acquisition Corp. I. Deutsche Bank Securities and Goldman Sachs & Co. LLC acted as Capital Markets Advisors to Fifth Wall Acquisition Corp. I. Gibson, Dunn & Crutcher LLP served as legal counsel to Fifth Wall Acquisition Corp. I, and Moelis & Company LLC acted as financial advisor to the board of directors of Fifth Wall Acquisition Corp. I. Simpson, Thacher & Bartlett LLP served as counsel to the placement agents.

About SmartRent

Founded in 2017, SmartRent (NYSE: SMRT) is an enterprise smart home and smart building technology platform for property owners, managers and residents. The SmartRent solution is designed to provide property managers with seamless visibility and control over all their assets while delivering cost savings and additional revenue opportunities through all-in-one home control offerings for residents. For more information, please visit smartrent.com.

About Fifth Wall Acquisition Corp. I

Fifth Wall Acquisition Corp. I is a blank check company incorporated for the purpose of effecting a merger, capital stock exchange, asset acquisition, stock purchase, reorganization or similar business combination with one or more businesses.

Forward-Looking Statements

This document contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995 including, but not limited to, FWAA’s and SmartRent’s expectations or predictions of future financial or business performance or conditions, SmartRent’s product roadmap, including the expected timing of new product releases, SmartRent’s plans to expand its product availability globally, the expected use of capital following the transaction, including SmartRent’s ability to accomplish the initiatives outlined above. Any forward-looking statements herein are based solely on the expectations or predictions of FWAA or SmartRent and do not express the expectations, predictions or opinions of SmartRent in any way. Forward-looking statements are inherently subject to risks, uncertainties, and assumptions. Generally, statements that are not historical facts, including statements concerning possible or assumed future actions, business strategies, events, or results of operations, are forward-looking statements. These statements may be preceded by, followed by, or include the words “believes,” “estimates,” “expects,” “projects,” “forecasts,” “may,” “will,” “should,” “seeks,” “plans,” “scheduled,” “anticipates,” “intends” or “continue” or similar expressions. Such forward-looking statements involve risks and uncertainties that may cause actual events, results or performance to differ materially from those indicated by such statements. Certain of these risks are identified and discussed in the sections entitled “Risk Factors,” within FWAA’s (i) Form S-1 filed with the SEC on February 4, 2021, and (ii) definitive proxy statement/prospectus filed with the SEC on August 6, 2021. These risk factors will be important to consider in determining future results and should be reviewed in their entirety. These forward-looking statements are based on FWAA’s or SmartRent’s management’s current expectations and beliefs, as well as a number of assumptions concerning future events. However, there can be no assurance that the events, results, or trends identified in these forward-looking statements will occur or be achieved. Forward-looking statements speak only as of the date they are made, and neither FWAA nor SmartRent is under any obligation and expressly disclaim any obligation, to update, alter or otherwise revise any forward-looking statement, whether as a result of new information, future events, or otherwise, except as required by law.

Readers should carefully review the statements set forth in the reports, which FWAA has filed or SmartRent will file from time to time with the SEC. In addition to factors previously disclosed in FWAA’s reports filed with the SEC, which are available, free of charge, at the SEC’s website at www.sec.gov, and those identified elsewhere in this document, the following factors, among others, could cause actual results to differ materially from forward-looking statements or historical performance: the possibility that SmartRent may not achieve or maintain profitability in the future, the possibility that SmartRent’s operating results and financial condition may fluctuate from period to period, the failure of the smart home technology industry to grow as expected or if SmartRent is unable to expand its products and solutions to meet the demands of the market, the difficulty with evaluating SmartRent’s current business and future prospects due to its limited operating history, recent growth and quickly changing markets, risks related to the ability of SmartRent to meet its legal obligations and laws and regulations related to security and privacy, risks related to a possible breach in SmartRent’s security controls or unauthorized or inadvertent access to customer or residential information or other data or to control or view systems, the possibility that product liability, warranty, personal injury, property damage or recall claims may be brought against SmartRent, the possibility that SmartRent may be unable to attract new customers or maintain customer satisfaction, the possibility of customer turnover in the future or costs incurred by SmartRent to retain and upsell its customers, the possibility that SmartRent may not develop new products and solutions, adapt to technological change, sell its products and solutions into new markets, or further penetrate its existing markets; and those factors discussed in documents of FWAA or SmartRent filed, or to be filed, with the SEC.

Any financial projections in this document are forward-looking statements that are based on assumptions that are inherently subject to significant uncertainties and contingencies, many of which are beyond FWAA’s and SmartRent’s control. While all projections are necessarily speculative, FWAA and SmartRent believe that the preparation of prospective financial information involves increasingly higher levels of uncertainty the further out the projection extends from the date of preparation. The assumptions and estimates underlying the projected results are inherently uncertain and are subject to a wide variety of significant business, economic and competitive risks and uncertainties that could cause actual results to differ materially from those contained in the projections. The inclusion of projections in this document should not be regarded as an indication that FWAA and SmartRent, or their representatives, considered or consider the projections to be a reliable prediction of future events.

Annualized, pro forma, projected and estimated numbers (including projected revenue derived from committed units) are used for illustrative purposes only, are not forecasts, and may not reflect actual results. Presentation of historical 0% customer churn (which occurs when an existing customer removes SmartRent installed units) is illustrative only, and is not intended to be predictive of future churn, particularly as business continues to grow. When used herein, the term “committed units” includes both (i) units that are subject to binding purchase orders from customers and (ii) units that existing customers who are parties to a SmartRent master services agreement have informed SmartRent that they intend to order.

This document is not intended to be all-inclusive or to contain all the information that a person may desire in considering an investment in SmartRent and is not intended to form the basis of an investment decision in SmartRent. All subsequent written and oral forward-looking statements concerning SmartRent, the transaction, or other matters and attributable to SmartRent or any person acting on their behalf are expressly qualified in their entirety by the cautionary statements above.

Investor Contact:

investors@smartrent.com

Media Contact:

SmartRent@Inkhouse.com